UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                      July 23, 2007
FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amended and Restated Credit Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On July 23, 2007, Fair Isaac Corporation (“the Company”) entered into an Amended and Restated Credit Agreement among the Company, Wells Fargo Bank, National Association, as administrative agent, joint lead arranger and joint bookrunner, U.S. Bank National Association, as syndication agent, joint lead arranger and joint bookrunner, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Deutsche Bank AG, New York Branch, as documentation agents, and the lenders party thereto from time to time (the “Amended and Restated Credit Agreement”).
     The Amended and Restated Credit Agreement amends and restates a prior Credit Agreement among the parties (except Deutsche Bank AG, New York Branch) that was entered into on October 20, 2006 (the “Prior Credit Agreement”). Among other changes, the Amended and Restated Credit Agreement increased the Company’s unsecured five-year revolving credit facility provided by the Prior Credit Agreement from $300 million to $600 million (the “Credit Facility”). Proceeds from the Credit Facility will be used for working capital and general corporate purposes and may also be used for the refinancing of existing debt, acquisitions, and the repurchase of the Company’s common stock.
     The Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     On July 25, 2007, the Company issued a press release announcing preliminary third quarter fiscal 2007 results and fourth quarter and full year fiscal 2007 guidance. A copy of the press release has been furnished as Exhibit 99 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit	Description
10.1	Amended and Restated Credit Agreement among the Company, Wells Fargo Bank, National Association, U.S. Bank National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Deutsche Bank AG, New York Branch, dated July 23, 2007

99	Press Release dated July 25, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/ Charles M. Osborne
Charles M. Osborne
Chief Financial Officer

Date: July 25, 2007

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1	Amended and Restated Credit Agreement among the Company, Wells Fargo Bank, National Association, U.S. Bank National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Deutsche Bank AG, New York Branch, dated July 23, 2007	Electronic

99	Press Release dated July 25, 2007	Electronic